UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) : March 27, 2009

DISH NETWORK CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA (State or other jurisdiction of incorporation)	0-26176 (Commission File Number)	88-0336997 (IRS Employer Identification No.)

9601 S. MERIDIAN BLVD. ENGLEWOOD, COLORADO (Address of principal executive offices)		80112 (Zip Code)

(303) 723-1000

(Registrant’s telephone number, including area code)

DISH DBS CORPORATION
(Exact name of registrant as specified in its charter)

COLORADO (State or other jurisdiction of incorporation)	333-31929 (Commission File Number)	84-1328967 (IRS Employer Identification No.)

9601 S. MERIDIAN BLVD. ENGLEWOOD, COLORADO (Address of principal executive offices)		80112 (Zip Code)

(303) 723-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

    Carl E. Vogel announced that he will be relinquishing his position as Vice Chairman of DISH Network Corporation (“DISH”) and its subsidiaries, effective March 30, 2009.  Mr. Vogel will remain as a Senior Advisor to DISH and as a member of its Board of Directors.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

DISH NETWORK CORPORATION DISH DBS CORPORATION
Date: March 31, 2009	By:	/s/ R. Stanton Dodge
R. Stanton Dodge
Executive Vice President, General Counsel and Secretary